UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05549

Reynolds Funds, Inc.
 (Exact name of registrant as specified in charter)

c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Frederick L. Reynolds
Reynolds Capital Management, LLC
3565 South Las Vegas Blvd., #403
Las Vegas, NV 89109
 (Name and address of agent for service)

(415) 265-7167
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2016

Date of reporting period:  September 30, 2016

Item 1. Reports to Stockholders.

ANNUAL REPORT
September 30, 2016

A No-Load Mutual Fund

1-800-773-9665
www.reynoldsfunds.com

November 23, 2016

Dear Fellow Shareholders:

Reynolds Blue Chip Growth Fund’s 28th Anniversary
The Reynolds Blue Chip Growth Fund celebrated its 28th Anniversary last summer. It began operations on August 12, 1988.

Performance Highlights (September 30, 2016)(1)
The annualized average total returns of the Reynolds Blue Chip Growth Fund and S&P 500 Index for the 1-year, 5-year, and 10-year periods through September 30, 2016 were:

	Average Annual Total Returns
	1 Year	5 Year	10 Year
Reynolds Blue Chip Growth Fund	0.48%	11.40%	10.72%
The Standard & Poor’s 500 Index(2)	15.43%	16.37%	7.24%

(1)
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by visiting www.reynoldsfunds.com or by calling 1-800-773-9665.

(2)
The Standard & Poor’s 500 Index (“S&P”) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

As stated in the Prospectus dated January 31, 2016 the expense ratio of the Fund is 1.71%.

Web Site
Our website is www.reynoldsfunds.com. At our website you can access current information about your investment holdings. You must first request a personal identification number (PIN) by calling our shareholder service representatives at 1-800-773-9665. You will be able to view your account list, account detail (including balances), transaction history, distributions, and the current Reynolds Blue Chip Growth Fund net asset value. Additional information available (PIN not needed) includes quarterly updates of the returns of the Blue Chip Fund, top ten holdings, industry percentages, and news articles regarding the Fund. Detailed statistics and graphs of past performances from Morningstar are also available via a link on the Fund’s website.

Investment Strategy
We believe that many stocks are currently selling at attractive valuations based on historical valuation measures. One of these valuation measures is a company’s price earnings ratio (the “PE ratio”) relative to inflation, interest rates and the economic outlook. Another valuation measure is a company’s PE ratio relative to its forecasted earnings growth rate (the “PEG ratio”). Many stocks of high quality companies are currently selling at PE ratios and PEG ratios below their average historical ranges relative to inflation, interest rates and the economic outlook.

The U.S. Economy
The U.S. economic recovery that started in mid-2009 has continued so far in 2016. The U.S. economic recovery has been affected by a number of secular factors that are continuing to alter the pace and composition of growth. The U.S. economy in 2016 has been affected by greater prudence and less speculation in lending, low inflation and a higher savings rate. Although the U.S. economy is growing, it is growing at a lower than ideal rate. Currently, unemployment is 4.9%. Unemployment is estimated to average 4.7% in 2017. For 2017, the outlook remains for slower than ideal growth, low inflation and low interest rates. However, all of these items are estimated to be at a higher level in 2017 than 2016. U.S. Gross Domestic Product (GDP) increased 2.6% in 2015, 2.4% in 2014, 1.5% in 2013 and 2.3% in 2012. GDP increased at a stronger than expected inflation-adjusted annual rate of 2.9% in the quarter ended September 30, 2016. GDP is estimated to increase at an inflation-adjusted annual rate of 1.9% in the quarter ended December 31, 2016. GDP is forecast to increase 1.5% for the year ended December 31, 2016.  GDP is forecast to increase 2.3% for the year ended December 31, 2017.

U.S. inflation numbers have been helped in the last few years by global competition and technology innovations that are helping to lower production and distribution costs. Inflation, as measured by the Consumer Price Index, increased 0.1% in 2015, 1.6% in 2014, 1.5% in 2013 and  2.1% in 2012. U.S. inflation increased at a 1.1 % rate in the third quarter of 2016. U.S. inflation is estimated to increase at a 1.8 % rate in the quarter ending December 31, 2016 and increase 1.3% for the year ended December 31, 2016. U.S. inflation is forecast to increase 2.5% for the year ended December 31, 2017.

There are some current and potential economic and investment negatives at the present time: (1) worldwide economic growth continues at a slower than ideal rate; (2) growth in Brazil, Japan and Russia has been weak; (3) although continuing to improve, unemployment at 4.9% is higher than ideal; (4) mortgage rates are low, but mortgage credit is still somewhat tight; (5) capital spending has been lower than ideal; (6) whenever there is a change of administration there are uncertainties, this time more so; (7) the manufacturing sector remains mixed; (8) there is a widening disparity between higher and lower income levels; (9) productivity remains weaker than ideal; (10) Great Britain leaving the European Union (“Brexit”) is causing uncertainty; and (11) problems with the Middle East and other parts of the world.

Some current and potential economic and investment positives are: (1) monetary policy, financial conditions and future increased fiscal stimulus including increased infrastructure spending are supportive of growth; (2) the U.S. economy has grown in the last twenty-eight quarters and growth should continue in 2016 and 2017; (3) the U.S. economy has recently strengthened including retail sales, housing starts and orders for business equipment; (4) the rise in residential property values has added to net worth and households have strengthened their balance sheets; (5) unemployment is currently at 4.9%, the lowest in more than seven years, the labor market continues to tighten and unemployment is forecast to be 4.7% in 2017; (6) although the Federal Reserve probably will be raising interest rates near term, interest rates will still be very low by historical standards; (7) gasoline prices remain low; (8) there has been an increase in the willingness of companies to commit capital as evidenced by the increase in merger and acquisition activity; (9) businesses have been able to use the credit markets to strengthen their balance sheets; (10) the regulatory environment for business should improve; (11) many companies are repurchasing their shares; (12) current valuations of many stocks are reasonable taking into consideration inflation and interest rates; (13) the U.S. economy currently has better fundamentals than the economies of most other industrialized countries; (14) Euro-zone economic growth recently picked up to a faster level; (15) many central banks worldwide continue with monetary stimulus to boost growth; and (16) worldwide economic growth does not appear to be strong enough to lead to a significant rise in global inflationary pressures.

The World Economy
The global economic recovery that started in mid-2009 is continuing in 2016, although at a lower than ideal rate. The world economy is forecast to increase 2.6% in 2016 and 2.8% in 2017 after increasing 2.8% in 2015, 2.7% in 2014, 3.0% in 2013 and 2.7% in 2012.

The Eurozone’s GDP is forecast to increase 1.6% in 2016 and 1.6 % in 2017, after increasing 1.5% in 2015, 0.9% in 2014, and decreasing -0.4% in 2013 and -0.5% in 2012. Brexit has not weakened the U.K. economy yet. The United Kingdom’s economy grew at a stronger than expected 2.0% rate in the third quarter. The United Kingdom’s GDP is forecast to increase 2.0% in 2016 and increase 1.0% in 2017 after increasing 2.3% in 2015, 2.8% in 2014, 1.7% in 2013 and 0.3% in 2012.

Among larger industrialized economies, Canada’s GDP is forecast to increase 1.1% in 2016 and to increase 1.6% in 2017 after increasing 1.9% in 2015, 2.5% in 2014, 2.0% in 2013 and 1.8% in 2012.  Japan’s GDP is forecast to increase 0.5% in 2016 and increase 0.4% in 2017 after increasing 1.5 % in 2015, decreasing -0.1% in 2014, and increasing 1.5% in 2013 and 1.9% in 2012. Korea’s GDP is forecast to increase 2.9% in 2016 and to increase 3.0% in 2017 after increasing 2.6% in 2015, 3.3% in 2014, 3.0% in 2013 and 2.0% in 2012.

The biggest developing economies are many times referred to as the “BRIC” economy, which is short for Brazil, Russia, India, and China.  China currently has the second strongest growth among “developing economies.” It is also currently the world’s second fastest growing major economy. China’s population is approximately 18% of the world’s total population of approximately 7.4 billion.  In the second quarter of 2010,  China overtook Japan and became the world’s second largest economy after the U.S. Many economists believe that China has a particularly good long-term outlook. Near term, however, there have been cross currents in China’s economic outlook and growth has been slowing,  although economic growth is at a high rate. China’s GDP is forecast to increase 6.6% in 2016 and to increase 6.0% in 2017 after increasing 6.9% in 2015, 7.4% in 2014, 7.1% in 2013 and 7.7% in 2012.

India’s population is approximately 17% of the world’s population. India currently has the fastest growth among “developing economies” and it currently is the world’s fastest growing major economy. India’s GDP is forecast to increase 7.6% in 2016 and to increase 7.5% in 2017 after increasing 7.2 % in 2015, 6.9% in 2014, 4.6% in 2013 and 5.0% in 2012.

Brazil is Latin America’s biggest economy. GDP is forecast to decrease -3.9% in 2016 and to increase 0.6% in 2017, after decreasing -3.9% in 2015, and increasing 0.1% in 2014, 2.3% in 2013 and 0.9% in 2012.  Russia’s GDP is forecast to decrease -0.2% in 2016 and to increase 1.6% in 2017 after decreasing -3.7% in 2015, and increasing 0.7% in 2014, 1.0% in 2013 and 3.4% in 2012.

Opportunistic Investing in Companies of Various Sizes and Diversified Among Various Industries
The Reynolds Blue Chip Growth Fund usually invests in companies of various sizes as classified by their market capitalizations. A company’s market capitalization is calculated by taking the number of shares the company has outstanding multiplied by its current market price. Other considerations in selecting companies for the Fund include revenue growth rates, product innovations, financial strength, management’s knowledge and experience, plus the overall economic and geopolitical environments and interest rates. The Fund’s investments are diversified among various industries.

The long-term strategy of the Reynolds Blue Chip Growth Fund is to emphasize investment in worldwide “blue chip” growth companies. These companies are defined as companies with a minimum market capitalization of U.S. $1 billion. In the long-term, these companies build value as their earnings grow. This growth in value should ultimately be recognized in higher stock prices for these companies.

Industry Sectors(1)(2) as of September 30, 2016

(1)
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC. GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

(2)
For presentation purposes within the Fund’s shareholder letter, the Fund has grouped some of the industry categories by sector.  For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications for financial reporting within its Schedule of Investments.

Low Long-Term Interest Rates by Historical Standards are a Significant Positive for Stock Valuations
Long-term interest rates remain near historically low levels. Low long-term interest rates usually result in higher stock valuations for many reasons including:

(1)	Long-term borrowing costs of corporations are lower resulting in higher business confidence and profits.
(2)	Long-term borrowing costs of individuals are lower which increases consumer confidence and spending.
(3)	A company’s stock is usually valued by placing a present value on that company’s future stream of earnings and dividends. The present value is higher when interest and inflation rates are low.

Linked Money Market Fund
The First American Treasury Obligations Fund is a money market fund offered by an affiliate of our transfer agent, U.S. Bancorp Fund Services, LLC. The First American Treasury Obligations Fund is offered as a money market alternative to our shareholders. The First

American Treasury Obligations Fund offers many free shareholder conveniences including automatic investment and withdrawal plans and check writing access to your funds and is linked to your holdings in the Reynolds Blue Chip Growth Fund. The First American Treasury Obligations Fund is also included on your quarterly statements.

Information about the Reynolds Blue Chip Growth Fund and the First American Treasury Obligations Fund Reynoldsfunds.com website:  You can access current information about your investment holdings via our website, reynoldsfunds.com. You will be able to view your account list, account detail (including balances), transaction history, distributions, and the current Reynolds Blue Chip Growth Fund net asset value. Additional information available (PIN not needed) includes quarterly updates of the returns of the Blue Chip Fund, top ten holdings, industry percentages, and news articles regarding the Fund. Detailed statistics and graphs of past performances from Morningstar are also available via a link on the Fund’s website.

For automatic current daily net asset values: Call 1-800-773-9665 (1-800-7REYNOLDS) twenty-four hours a day, seven days a week and press “any key” then “1”. The updated current net asset value for the Blue Chip Fund is usually available each business day after 5 P.M. (PST).

For the Reynolds Blue Chip Growth Fund shareholders to automatically access their current account information: Call 1-800-773-9665 (twenty-four hours a day, seven days a week), press “any key” then “2” and enter your 16 digit account number which appears at the top right of your statement.

To speak to a Fund representative regarding the current daily net asset value, current account information and any other questions: Call 1-800-773-9665 and press “0” from 6 A.M. to 5 P.M. (PST).

Shareholder statement frequency: Consolidated statements summarizing the Blue Chip Fund and First American Treasury Obligations Fund accounts held by a shareholder are sent quarterly. In addition, individual Blue Chip Fund statements are sent whenever a transaction occurs. These transactions are: (1) statements are sent for the Blue Chip Fund or First American Treasury Obligations Fund when a shareholder purchases or redeems shares; (2) Blue Chip Fund statements are sent if, and when, any ordinary income or capital gains are distributed.

Tax reporting: Individual 1099 forms, which summarize any dividend income and any long- or short-term capital gains, are sent annually to shareholders each January. The percentage of income earned from various government securities, if any, for the Blue Chip Fund and the First American Treasury Obligations Fund are also reported in January.

Minimum investment: $1,000 for regular and retirement accounts ($100 for additional investments for all accounts – except for the Automatic Investment Plan, which is $50 for regular and retirement plan accounts).

Retirement plans: All types are offered including Traditional IRA, Roth IRA, Coverdell Education Savings Account, SIMPLE IRA Plan, and SEP IRA.

Automatic Investment Plan: There is no charge to automatically debit your checking account to invest in the Blue Chip Fund or the First American Treasury Obligations Fund ($50 minimum for either of these Funds) at periodic intervals to make automatic purchases in either of these Funds. This is useful for dollar cost averaging for the Blue Chip Fund.

Systematic Withdrawal Plan: For shareholders with a $10,000 minimum starting balance, there is no charge to automatically redeem shares ($100 minimum) in the Blue Chip Fund or the First American Treasury Obligations Fund as often as monthly and send a check to you or transfer funds to your bank account.

Free Check Writing: Free check writing ($100 minimum) is offered for accounts invested in the First American Treasury Obligations Fund.

Exchanges or regular redemptions between the Blue Chip Fund and the First American Treasury Obligations Fund: As often as desired – no charge.

NASDAQ symbols: Reynolds Blue Chip Growth Fund – RBCGX and First American Treasury Obligations Fund – FATXX.

Portfolio Manager: Frederick Reynolds is the portfolio manager of the Reynolds Blue Chip Growth Fund. He has been the portfolio manager of the Fund since its inception in 1988.

The Reynolds Blue Chip Growth Fund and the First American Treasury Obligations Fund are No-Load: No front-end sales commissions or deferred sales charges (“loads”) are charged. Some mutual funds impose these marketing charges that are ultimately paid by the shareholder. These marketing charges are either: (1) a front-end fee or “load” in which up to 5% of a shareholder’s assets are deducted from the original investment (some funds even charge a fee when a shareholder reinvests capital gains or dividends); or (2) a back-end penalty fee or “load” which is typically deducted from a shareholder’s account if a shareholder redeems within five years of the original investment. These fees reduce a shareholder’s return. The Reynolds Blue Chip Fund and the First American Treasury Obligations Fund are No-Load as they do not have these extra charges.

We appreciate your continued confidence in the Reynolds Blue Chip Growth Fund and would like to welcome our new shareholders. We look forward to strong results in the future.

Sincerely,

Frederick L. Reynolds
President

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Reynolds Blue Chip Growth Fund unless accompanied or preceded by the Fund’s current prospectus.

Investors in the Fund may lose money. There are risks associated with investments in the types of securities in which the Fund invests. These risks include:

Market Risk – The prices of the stocks in which the Fund invests may decline for a number of reasons. These reasons include factors that are specific to one or more stocks in which the Fund invests as well as factors that affect the equity securities markets generally. The price declines may be steep, sudden and/or prolonged.

Growth Investing Risk – The investment adviser may be wrong in its assessment of a company’s potential for growth and the growth stocks the Fund holds may not grow as the investment adviser anticipates. Finally, there are periods when investing in growth stocks falls out of favor with investors and these stocks may underperform.

Smaller and Medium Capitalization Companies Risk – The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

Foreign Securities Risk – The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and different accounting methods.

Additional risks associated with investing in the Fund are as follows: Technology Companies Risk, Consumer Discretionary Companies Risk, and Portfolio Turnover Risk. For details regarding these risks, please refer to the Fund’s Prospectus or Summary Prospectus dated January 31, 2016.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 773-9665 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website at http://www.reynoldsfunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30. The Fund files its complete schedule of portfolio holdings with the Commiss ion for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Distributed by Rafferty Capital Markets, LLC

Reynolds Blue Chip Growth Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

Some industries that were held in the Reynolds Blue Chip Growth Fund that underperformed the S&P 500 Index (the Blue Chip Fund’s benchmark) during the Fund’s fiscal year (twelve months ended September 30, 2016) were (1) Airlines, (2) Banks, (3) Financial Services, (4) Health Care including Biotechnology and Drugs , (5) Hotels, (6) Media, and (7) Retailers. Some of the Fund’s individual holdings that underperformed the benchmark were: (1) Alaska Air Group, (2) Allegiant Travel, (3) Baidu, (4) Bristol Myers, (5) Dollar General, (6) Dollar Tree, (7) Gilead Sciences, (8) Macy’s, (9) McDonalds, (10) Pfizer, (11) Viacom, and (12) Walt Disney.

Some of the Blue Chip Fund’s strongest industry performers during this period were: (1) Aerospace and Defense, (2) Basic Materials, (3) Basic Resources, (4) Construction, (5) Energy, (6) Gold, (7) Insurance, (8) Machinery, (9) Semiconductors, (10) Technology, and (11) Telecommunications.  In addition, good individual stock selection was an important contributor to the Blue Chip Fund’s performance.  Examples were: (1) AT&T, (2) Adobe, (3) Ali Baba, (4) Amazon, (5) Apple, (6) Baker Hughes, (7) Barrick Gold, (8) Caterpillar, (9) Facebook, (10) Federal Express, (11) Google, (12) Ingersoll Rand, (13) Newmont Mining, (14) Northrup Grumman, (15) Qualcomm, (16) Ross Stores, (17) Texas Instruments, and (18) Wal-Mart Stores.  Also, contributing positively to the Reynolds Blue Chip Growth Fund’s performance were several companies held in the Fund that were acquired or partially acquired during this period. Examples of this were Starwood Hotels and Yahoo.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
REYNOLDS BLUE CHIP GROWTH FUND AND S&P 500 INDEX(1)

AVERAGE ANNUAL TOTAL RETURN
	1-YEAR	5-YEAR	10-YEAR
Reynolds Blue Chip Growth Fund	0.48%	11.40%	10.72%
S&P 500 Index	15.43%	16.37%	7.24%

Past performance does not predict future performance.  The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)
The S&P 500 is the Standard & Poor’s Composite Index of 500 stocks, a widely recognized unmanaged index of common stock prices and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

Reynolds Blue Chip Growth Fund
EXPENSE EXAMPLE
(Unaudited)

As a shareholder of the Reynolds Blue Chip Growth Fund, you do not incur (except as described below) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees, but do incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2016 through September 30, 2016.

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bancorp Fund Services, LLC charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/16	Value 9/30/16	Period* 4/1/16-9/30/16
Reynolds Blue Chip Growth Fund Actual	$1,000.00	$1,017.80	$9.69
Hypothetical (5% return before expenses)	$1,000.00	$1,015.40	$9.67

*
Expenses are equal to the Fund’s annualized expense ratio of 1.92% multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period between April 1, 2016 and September 30, 2016).

Reynolds Blue Chip Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2016

ASSETS:
Investments in securities, at value (cost $66,333,575)	$79,352,853
Cash	829
Receivable from investments sold	7,487,397
Prepaid expenses	53,822
Dividends and interest receivable	44,483
Receivable from shareholders for purchases	1,178
Total assets	86,940,562
LIABILITIES:
Payable for investments purchased	6,142,116
Payable to shareholders for redemptions	175,530
Payable to adviser for management fees	66,735
Payable for distribution expenses	14,445
Other liabilities	80,448
Total liabilities	6,479,274
NET ASSETS	$80,461,288
NET ASSETS CONSIST OF:
Capital Stock, $0.01 par value; 40,000,000 shares authorized; 1,499,708 shares outstanding	$64,774,891
Net unrealized appreciation on investments	13,019,278
Accumulated undistributed net realized gain on investments	3,376,912
Accumulated net investment loss	(709,793)
Net assets	$80,461,288
CALCULATION OF NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share ($80,461,288 ÷ 1,499,708 shares outstanding)	$53.65

SCHEDULE OF INVESTMENTS
September 30, 2016

Shares		Value
LONG-TERM INVESTMENTS — 96.5% (a)
COMMON STOCKS — 96.5% (a)
	Aerospace & Defense — 1.1%
3,100	The Boeing Company	$408,394
1,300	Honeywell International, Inc.	151,567
300	Northrop Grumman Corporation	64,185
400	Teledyne Technologies, Inc.*	43,172
1,400	Textron, Inc.	55,650
200	TransDigm Group, Inc.*	57,824
800	United Technologies Corporation	81,280
		862,072
	Air Freight & Logistics — 0.9%
2,700	FedEx Corporation	471,636
2,300	United Parcel Service, Inc., Class B	251,528
		723,164
	Airlines — 0.9%
400	Allegiant Travel Company	52,828
1,000	American Airlines Group, Inc.	36,610
7,900	JetBlue Airways Corporation*	136,196
2,200	SkyWest, Inc.	58,102
6,700	Southwest Airlines Company	260,563
3,800	Spirit Airlines, Inc.*	161,614
		705,913

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2016

Shares		Value
LONG-TERM INVESTMENTS — 96.5% (a) (Continued)
COMMON STOCKS — 96.5% (a) (Continued)
	Automobiles — 1.6%
1,000	General Motors Company	$31,770
700	Harley-Davidson, Inc.	36,813
4,200	Tata Motors, Ltd. — SP-ADR	167,916
5,100	Tesla Motors, Inc.*	1,040,553
		1,277,052
	Banks — 0.8%
4,200	Bank of America Corporation	65,730
600	Bank of Hawaii Corporation	43,572
500	Bank of Montreal	32,785
3,300	Citigroup, Inc.	155,859
810	Fifth Third Bancorp	16,573
1,900	JPMorgan Chase & Company	126,521
3,300	KeyCorp	40,161
600	SVB Financial Group*	66,324
800	Webster Financial Corporation	30,408
1,400	Zions Bancorporation	43,428
		621,361
	Beverages — 1.7%
3,200	The Coca-Cola Company	135,424
300	Constellation Brands, Inc., Class A	49,947
400	Diageo plc — SP-ADR	46,416
900	Dr Pepper Snapple Group, Inc.	82,179
800	Molson Coors Brewing Company, Class B	87,840
400	Monster Beverage Corporation*	58,724
8,500	PepsiCo, Inc.	924,545
		1,385,075
	Biotechnology — 2.5%
2,100	AbbVie, Inc.	132,447
3,300	Achillion Pharmaceuticals, Inc.*	26,730
400	Alexion Pharmaceuticals, Inc.*	49,016
1,300	Alkermes plc*	61,139
1,500	Amgen, Inc.	250,215
16,400	ARIAD Pharmaceuticals, Inc.*	224,516
1,800	Biogen Idec, Inc.*	563,454
1,200	Celgene Corporation*	125,436
2,400	Cepheid*	126,456
1,300	China Biologic Products, Inc.*	161,824
700	Exact Sciences Corporation*	12,999
500	Gilead Sciences, Inc.	39,560
500	Incyte Corporation*	47,145
300	Intercept Pharmaceuticals, Inc.*	49,377
1,500	PTC Therapeutics, Inc.*	21,015
100	Puma Biotechnology, Inc.*	6,705
600	Radius Health, Inc.*	32,454
400	Sage Therapeutics, Inc.*	18,420
600	Sarepta Therapeutics, Inc.*	36,846
400	United Therapeutics Corporation*	47,232
600	ZIOPHARM Oncology, Inc.*	3,378
		2,036,364
	Building Products — 0.3%
1,100	Lennox International, Inc.	172,733
2,300	Masco Corporation	78,913
		251,646
	Capital Markets — 3.4%
800	Ameriprise Financial, Inc.	79,816
21,100	The Charles Schwab Corporation	666,127
12,300	E*TRADE Financial Corporation*	358,176
200	FactSet Research Systems, Inc.	32,420
3,300	The Goldman Sachs Group, Inc.	532,191
1,800	Janus Capital Group, Inc.	25,218
1,000	Legg Mason, Inc.	33,480
4,000	Morgan Stanley	128,240
500	Piper Jaffray Companies*	24,150
1,600	Raymond James Financial, Inc.	93,136
900	SEI Investments Company	41,049
4,200	State Street Corporation	292,446
1,300	T. Rowe Price Group, Inc.	86,450
8,600	TD Ameritrade Holding Corporation	303,064
		2,695,963
	Chemicals — 0.6%
700	Albemarle Corporation	59,843
1,000	The Dow Chemical Company	51,830
400	Eastman Chemical Company	27,072
800	Ecolab, Inc.	97,376
1,400	International Flavors & Fragrances, Inc.	200,158
900	LyondellBasell Industries N.V., Class A	72,594
		508,873
	Commercial Services & Supplies — 0.6%
2,200	Cintas Corporation	247,720
600	Copart, Inc.*	32,136
2,100	KAR Auction Services, Inc.	90,636
2,300	Tetra Tech, Inc.	81,581
700	Waste Management, Inc.	44,632
		496,705

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2016

Shares		Value
LONG-TERM INVESTMENTS — 96.5% (a) (Continued)
COMMON STOCKS — 96.5% (a) (Continued)
	Communications Equipment — 1.6%
10,300	Cisco Systems, Inc.	$326,716
2,800	F5 Networks, Inc.*	348,992
2,300	Finisar Corporation*	68,540
1,300	InterDigital, Inc.	102,960
2,700	NETGEAR, Inc.*	163,323
1,600	Palo Alto Networks, Inc.*	254,928
		1,265,459
	Construction & Engineering — 0.1%
1,200	EMCOR Group, Inc.	71,544

	Consumer Finance — 0.2%
2,000	American Express Company	128,080

	Consumer Services – Diversified — 0.0%
800	Sotheby’s	30,416

	Electrical Equipment — 0.3%
700	Eaton Corporation plc	45,997
3,300	Emerson Electric Company	179,883
500	Sensata Technologies Holding N.V.*	19,390
		245,270
	Electronic Equipment,
	Instruments & Components — 1.3%
2,900	Amphenol Corporation, Class A	188,268
400	Coherent, Inc.*	44,216
9,500	Corning, Inc.	224,675
800	Littelfuse, Inc.	103,048
900	Rogers Corporation*	54,972
3,100	TE Connectivity, Ltd.	199,578
400	Tech Data Corporation*	33,884
700	Universal Display Corporation*	38,857
4,400	VeriFone Systems, Inc.*	69,256
800	Zebra Technologies Corporation, Class A*	55,688
		1,012,442
	Energy Equipment & Services — 0.5%
800	Baker Hughes, Inc.	40,376
800	Core Laboratories N.V.	89,864
700	Dril-Quip, Inc.*	39,018
1,000	Halliburton Company	44,880
1,800	Helmerich & Payne, Inc.	121,140
2,100	Newpark Resources, Inc.*	15,456
1,000	Schlumberger, Ltd.	78,640
		429,374
	Food & Staples Retailing — 3.6%
300	Casey’s General Stores, Inc.	36,045
13,500	Costco Wholesale Corporation	2,058,885
1,400	The Kroger Company	41,552
500	PriceSmart, Inc.	41,880
600	United Natural Foods, Inc.*	24,024
1,500	Walgreens Boots Alliance, Inc.	120,930
6,100	Wal-Mart Stores, Inc.	439,932
4,000	Whole Foods Market, Inc.	113,400
		2,876,648
	Food Products — 0.2%
300	Campbell Soup Company	16,410
400	The Hershey Company	38,240
1,000	Mondelez International, Inc., Class A	43,900
1,100	The WhiteWave Foods Company*	59,873
		158,423
	Health Care Equipment & Supplies — 5.5%
20,500	Abbott Laboratories	866,945
1,400	ABIOMED, Inc.*	180,012
6,400	Align Technology, Inc.*	600,000
2,300	Baxter International, Inc.	109,480
500	Becton, Dickinson and Company	89,865
600	C.R. Bard, Inc.	134,568
800	Dentsply Sirona, Inc.	47,544
4,300	Edwards Lifesciences Corporation*	518,408
2,700	IDEXX Laboratories, Inc.*	304,371
400	Intuitive Surgical, Inc.*	289,932
3,300	Medtronic plc	285,120
600	ResMed, Inc.	38,874
3,800	St. Jude Medical, Inc.	303,088
2,300	Stryker Corporation	267,743
200	Teleflex, Inc.	33,610
3,600	Varian Medical Systems, Inc.*	358,308
		4,427,868
	Health Care Providers & Services — 0.8%
400	Aetna, Inc.	46,180
1,300	Air Methods Corporation*	40,937
1,300	Cardinal Health, Inc.	101,010
373	Centene Corporation*	24,976
600	DaVita, Inc.*	39,642
600	Express Scripts Holding Company*	42,318
300	Henry Schein, Inc.*	48,894
500	LifePoint Health, Inc.*	29,615
1,500	Quest Diagnostics, Inc.	126,945

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2016

Shares		Value
LONG-TERM INVESTMENTS — 96.5% (a) (Continued)
COMMON STOCKS — 96.5% (a) (Continued)
	Health Care Providers
	& Services — 0.8% (Continued)
700	UnitedHealth Group, Inc.	$98,000
500	WellCare Health Plans, Inc.*	58,545
		657,062
	Health Care Technology — 0.4%
1,800	Allscripts Healthcare Solutions, Inc.*	23,706
600	athenahealth, Inc.*	75,672
3,200	Cerner Corporation*	197,600
		296,978
	Hotels, Restaurants & Leisure — 3.9%
1,200	Brinker International, Inc.	60,516
1,000	Carnival Corporation	48,820
1,800	The Cheesecake Factory, Inc.	90,108
300	Chipotle Mexican Grill, Inc.*	127,050
1,600	Darden Restaurants, Inc.	98,112
3,800	Domino’s Pizza, Inc.	577,030
4,800	Dunkin’ Brands Group, Inc.	249,984
2,100	Hilton Worldwide Holdings, Inc.	48,153
400	Hyatt Hotels Corporation, Class A*	19,688
5,700	International Game Technology plc	138,966
300	Jack in the Box, Inc.	28,782
2,500	Las Vegas Sands Corporation	143,850
3,680	Marriott International, Inc., Class A	247,774
1,000	McDonald’s Corporation	115,360
1,900	MGM Resorts International*	49,457
3,900	Papa John’s International, Inc.	307,515
19	Restaurant Brands International L.P.	851
700	Royal Caribbean Cruises, Ltd.	52,465
11,500	Starbucks Corporation	622,610
600	Wyndham Worldwide Corporation	40,398
900	Yum! Brands, Inc.	81,729
		3,149,218
	Household Durables — 0.7%
400	Harman International Industries, Inc.	33,780
400	Helen of Troy, Ltd.*	34,468
900	iRobot Corporation*	39,582
800	Leggett & Platt, Inc.	36,464
800	Newell Brands, Inc.	42,128
2,800	SodaStream International, Ltd.*	74,368
400	Tempur Sealy International, Inc.*	22,696
600	Toll Brothers, Inc.*	17,916
3,600	Tupperware Brands Corporation	235,332
300	Whirlpool Corporation	48,648
		585,382
	Household Products — 2.2%
4,900	Church & Dwight Company, Inc.	234,808
2,700	The Clorox Company	337,986
5,300	Colgate-Palmolive Company	392,942
900	Energizer Holdings, Inc.	44,964
1,000	Kimberly-Clark Corporation	126,140
5,600	The Procter & Gamble Company	502,600
800	Spectrum Brands Holdings, Inc.	110,152
300	WD-40 Company	33,729
		1,783,321
	Industrial Conglomerates — 0.1%
400	3M Company	70,492
1,600	Koninklijke Philips N.V. — NY	47,344
		117,836
	Insurance — 0.7%
600	Aflac, Inc.	43,122
900	American International Group, Inc.	53,406
1,300	Aon plc	146,237
900	Assurant, Inc.	83,025
2,400	China Life Insurance Company, Ltd. — ADR	31,392
200	Chubb, Ltd.	25,130
1,700	eHealth, Inc.*	19,057
500	Hanover Insurance Group, Inc.	37,710
600	Marsh & McLennan Companies, Inc.	40,350
300	Prudential Financial, Inc.	24,495
700	Willis Towers Watson plc	92,939
		596,863
	Internet & Catalog Retail — 11.3%
7,900	Amazon.com, Inc.*	6,614,749
2,600	Ctrip.com International, Ltd. — ADR*	121,082
2,305	Expedia, Inc.	269,040
9,100	Netflix, Inc.*	896,805
700	The Priceline Group, Inc.*	1,030,043
2,900	TripAdvisor, Inc.*	183,222
		9,114,941
	Internet & Direct Marketing Retail — 0.1%
800	JD.com, Inc. — ADR*	20,872
1,600	Liberty Interactive Corporation, Class A*	32,016
2,300	Vipshop Holdings, Ltd. — ADR*	33,741
		86,629

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2016

Shares		Value
LONG-TERM INVESTMENTS — 96.5% (a) (Continued)
COMMON STOCKS — 96.5% (a) (Continued)
	Internet Software & Services — 13.2%
1,100	Akamai Technologies, Inc.*	$58,289
7,700	Alibaba Group Holding, Ltd. — SP-ADR*	814,583
1,700	Alphabet, Inc., Class A*	1,366,902
6,050	Alphabet, Inc., Class C*	4,702,604
4,600	Baidu, Inc. — SP-ADR*	837,522
13,500	eBay, Inc.*	444,150
7,600	Facebook, Inc., Class A*	974,852
900	IAC/InterActiveCorp	56,223
1,100	Match Group, Inc.*	19,569
700	MercadoLibre, Inc.	129,479
2,600	SINA Corporation*	191,958
3,600	Tencent Holdings, Ltd.	100,350
1,700	Twilio, Inc., Class A*	109,412
1,200	Twitter, Inc.*	27,660
1,300	VeriSign, Inc.*	101,712
900	WebMD Health Corporation*	44,730
350	Weibo Corporation — SP-ADR*	17,549
1,400	Yahoo!, Inc.*	60,340
5,200	Yelp, Inc.*	216,840
900	YY, Inc. — ADR*	47,952
8,400	Zillow Group, Inc., Class C*	291,060
		10,613,736
	IT Services — 2.1%
700	Accenture plc, Class A	85,519
900	Amdocs, Ltd.	52,065
700	Cognizant Technology Solutions
	Corporation, Class A*	33,397
1,900	Computer Sciences Corporation	99,199
400	DST Systems, Inc.	47,168
1,799	Fiserv, Inc.*	178,946
300	International Business
	Machines Corporation	47,655
900	InterXion Holding N.V.*	32,598
1,200	Jack Henry & Associates, Inc.	102,660
3,100	MasterCard, Inc., Class A	315,487
900	Paychex, Inc.	52,083
1,700	PayPal Holdings, Inc.*	69,649
6,700	Visa, Inc., Class A	554,090
		1,670,516
	Leisure Products — 0.2%
1,400	Hasbro, Inc.	111,062
400	Polaris Industries, Inc.	30,976
		142,038
	Life Sciences Tools & Services — 0.8%
4,900	Agilent Technologies, Inc.	230,741
500	Illumina, Inc.*	90,830
1,400	Quintiles IMS Holdings, Inc.*	113,484
1,200	Thermo Fisher Scientific, Inc.	190,872
300	Waters Corporation*	47,547
		673,474
	Machinery — 1.1%
2,800	Caterpillar, Inc.	248,556
500	Cummins, Inc.	64,075
1,000	Deere & Company	85,350
1,100	IDEX Corporation	102,927
400	Illinois Tool Works, Inc.	47,936
700	Ingersoll-Rand plc	47,558
300	Snap-on, Inc.	45,588
1,200	Stanley Black & Decker, Inc.	147,576
2,600	The Toro Company	121,784
		911,350
	Media — 1.9%
900	CBS Corporation, Class B Non-Voting	49,266
600	Charter Communications, Inc., Class A*	161,982
5,800	Comcast Corporation, Class A	384,772
3,300	DISH Network Corporation, Class A*	180,774
100	IMAX Corporation*	2,897
1,700	The Interpublic Group of Companies, Inc.	37,995
300	Liberty Media Corporation, Class A*	8,595
1,500	Omnicom Group, Inc.	127,500
13,000	Sirius XM Holdings, Inc.*	54,210
1,200	Starz, Class A*	37,428
500	Time Warner, Inc.	39,805
5,000	The Walt Disney Company	464,300
		1,549,524
	Metals & Mining — 0.3%
1,900	Allegheny Technologies, Inc.	34,333
2,300	Barrick Gold Corporation	40,756
4,000	Freeport-McMoRan, Inc.	43,440
2,300	Newmont Mining Corporation	90,367
1,600	Teck Resources Ltd., Class B	28,848
		237,744
	Multiline Retail — 1.4%
300	Dillard’s, Inc., Class A	18,903
1,400	Dollar General Corporation	97,986
500	Dollar Tree, Inc.*	39,465
2,000	Kohl’s Corporation	87,500
5,600	Macy’s, Inc.	207,480

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2016

Shares		Value
LONG-TERM INVESTMENTS —96.5% (a) (Continued)
COMMON STOCKS — 96.5% (a) (Continued)
	Multiline Retail — 1.4% (Continued)
10,400	Nordstrom, Inc.	$539,552
1,400	Target Corporation	96,152
		1,087,038
	Multi-Utilities — 0.1%
800	WEC Energy Group, Inc.	47,904

	Oil, Gas & Consumable Fuels — 0.7%
600	Anadarko Petroleum Corporation	38,016
700	Apache Corporation	44,709
2,400	Cabot Oil & Gas Corporation	61,920
1,200	Canadian Natural Resources, Ltd.	38,448
400	Chevron Corporation	41,168
1,000	Enbridge, Inc.	44,230
700	EQT Corporation	50,834
900	Exxon Mobil Corporation	78,552
700	Hess Corporation	37,534
500	Marathon Petroleum Corporation	20,295
600	Newfield Exploration Company*	26,076
1,400	Noble Energy, Inc.	50,036
200	Pioneer Natural Resources Company	37,130
		568,948
	Personal Products — 0.2%
1,400	Coty, Inc., Class A	32,900
500	The Estee Lauder Companies, Inc., Class A	44,280
1,200	Unilever N.V.	55,320
		132,500
	Pharmaceuticals — 3.7%
300	Allergan plc*	69,093
1,700	Bristol-Myers Squibb Company	91,664
4,400	Eli Lilly and Company	353,144
1,200	GW Pharmaceuticals plc — ADR*	159,276
400	Jazz Pharmaceuticals plc*	48,592
9,300	Johnson & Johnson	1,098,609
10,500	Merck & Company, Inc.	655,305
600	Pacira Pharmaceuticals, Inc.*	20,532
3,900	Pfizer, Inc.	132,093
3,100	Sanofi — ADR	118,389
600	Shire plc — ADR	116,316
2,000	Teva Pharmaceutical
	Industries, Ltd. — SP-ADR	92,020
		2,955,033
	Professional Services — 0.7%
1,600	Equifax, Inc.	215,328
4,979	IHS Markit, Ltd.*	186,961
700	Manpowergroup, Inc.	50,582
1,100	Verisk Analytics, Inc., Class A*	89,408
		542,279
	REITs — 0.5%
500	American Tower Corporation	56,665
400	Boston Properties, Inc.	54,516
1,800	Corrections Corporation of America	24,966
1,000	Digital Realty Trust, Inc.	97,120
100	Equinix, Inc.	36,025
800	HCP, Inc.	30,360
500	Lamar Advertising Company, Class A	32,655
900	Life Storage, Inc.	80,046
1,000	Weyerhaeuser Company	31,940
		444,293
	Road & Rail — 0.5%
1,700	Avis Budget Group, Inc.*	58,157
600	Canadian National Railway Company	39,240
300	Canadian Pacific Railway, Ltd.	45,810
1,400	CSX Corporation	42,700
600	Old Dominion Freight Line, Inc.*	41,166
700	Ryder System, Inc.	46,165
1,500	Union Pacific Corporation	146,295
		419,533
	Semiconductors & Semiconductor
	Equipment — 8.0%
1,300	Acacia Communications, Inc.*	134,264
18,100	Advanced Micro Devices, Inc.*	125,071
1,600	Ambarella, Inc.*	117,776
5,300	Analog Devices, Inc.	341,585
9,700	Applied Materials, Inc.	292,455
4,100	ASML Holding N.V.	449,278
900	Cavium, Inc.*	52,380
500	Cirrus Logic, Inc.*	26,575
2,700	First Solar, Inc.*	106,623
16,500	Intel Corporation	622,875
700	KLA-Tencor Corporation	48,797
500	Lam Research Corporation	47,355
2,400	Linear Technology Corporation	142,296
2,100	Maxim Integrated Products, Inc.	83,853
1,000	Mellanox Technologies, Ltd.*	43,250
6,000	Microchip Technology, Inc.	372,840
19,000	Micron Technology, Inc.*	337,820

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2016

Shares		Value
LONG-TERM INVESTMENTS — 96.5% (a) (Continued)
COMMON STOCKS — 96.5% (a) (Continued)
	Semiconductors & Semiconductor
	Equipment — 8.0% (Continued)
2,300	Microsemi Corporation*	$96,554
11,200	NVIDIA Corporation	767,424
1,600	NXP Semiconductors N.V.*	163,216
400	Qorvo, Inc.*	22,296
7,100	QUALCOMM, Inc.	486,350
4,500	Semtech Corporation*	124,785
2,400	Skyworks Solutions, Inc.	182,736
6,700	Taiwan Semiconductor Manufacturing
	Company, Ltd. — SP-ADR	204,953
1,600	Teradyne, Inc.	34,528
7,600	Texas Instruments, Inc.	533,368
900	Ultratech, Inc.*	20,772
7,800	Xilinx, Inc.	423,852
		6,405,927
	Software — 4.3%
4,700	8x8, Inc.*	72,521
1,700	Adobe Systems, Inc.*	184,518
4,400	Autodesk, Inc.*	318,252
8,400	CA, Inc.	277,872
3,800	Cadence Design Systems, Inc.*	97,014
1,600	Check Point Software Technologies, Ltd.*	124,176
1,200	Citrix Systems, Inc.*	102,264
1,000	Dell Technologies Inc., Class V*	47,823
900	Electronic Arts, Inc.*	76,860
3,300	Fortinet, Inc.*	121,869
900	Intuit, Inc.	99,009
8,300	Microsoft Corporation	478,080
300	MicroStrategy, Inc., Class A*	50,232
1,000	PTC, Inc.*	44,310
1,900	Red Hat, Inc.*	153,577
6,000	Rosetta Stone, Inc.*	50,880
1,300	Salesforce.com, Inc.*	92,729
1,900	SAP SE — SP-ADR	173,679
1,000	Splunk, Inc.*	58,680
1,700	Symantec Corporation	42,670
300	Synchronoss Technologies, Inc.*	12,354
4,900	Synopsys, Inc.*	290,815
1,000	Take-Two Interactive Software, Inc.*	45,080
2,400	VMware, Inc., Class A*	176,040
3,300	Workday, Inc., Class A*	302,577
		3,493,881
	Specialty Retail — 4.0%
900	AutoNation, Inc.*	43,839
1,300	AutoZone, Inc.*	998,842
900	Bed Bath & Beyond, Inc.	38,799
1,000	Best Buy Company, Inc.	38,180
700	The Children’s Place, Inc.	55,909
2,800	Dick’s Sporting Goods, Inc.	158,816
1,900	DSW, Inc., Class A	38,912
3,500	The Home Depot, Inc.	450,380
800	L Brands, Inc.	56,616
500	Lithia Motors, Inc., Class A	47,760
6,700	Lowe’s Companies, Inc.	483,807
200	O’Reilly Automotive, Inc.*	56,022
600	Pier 1 Imports, Inc.	2,544
1,800	Rent-A-Center, Inc.	22,752
4,900	Ross Stores, Inc.	315,070
3,000	The TJX Companies, Inc.	224,340
500	Tractor Supply Company	33,675
1,700	Urban Outfitters, Inc.*	58,684
1,700	Williams-Sonoma, Inc.	86,836
		3,211,783
	Technology Hardware,
	Storage & Peripherals — 3.7%
20,200	Apple, Inc.	2,283,610
5,500	Hewlett Packard Enterprise Company	125,125
4,200	Logitech International S.A.	94,332
4,500	NetApp, Inc.	161,190
3,800	Seagate Technology plc	146,490
2,400	Stratasys, Ltd.*	57,816
1,219	Western Digital Corporation	71,275
		2,939,838
	Telecommunication Services –
	Diversified — 0.3%
1,000	AT&T Inc.	40,610
700	SBA Communications Corporation, Class A*	78,512
1,800	Verizon Communications, Inc.	93,564
5,600	Windstream Holdings, Inc.	56,280
		268,966
	Textiles, Apparel & Luxury Goods — 0.4%
1,100	Deckers Outdoor Corporation*	65,505
1,500	NIKE, Inc., Class B	78,975
400	PVH Corporation	44,200
500	Ralph Lauren Corporation	50,570
800	Skechers U.S.A., Inc., Class A*	18,320
1,409	Under Armour, Inc., Class C*	47,709

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2016

Shares		Value
LONG-TERM INVESTMENTS — 96.5% (a) (Continued)
COMMON STOCKS — 96.5% (a) (Continued)
	Textiles, Apparel &
	Luxury Goods — 0.4% (Continued)
800	VF Corporation	$44,840
		350,119
	Trading Companies & Distributors — 0.3%
4,100	Fastenal Company	171,298
500	United Rentals, Inc.*	39,245
200	W.W. Grainger, Inc.	44,968
		255,511
	Wireless Telecommunication Services — 0.2%
2,800	T-Mobile US, Inc.*	130,816
	TOTAL COMMON STOCKS
	(cost $64,631,415)	77,650,693

SHORT-TERM INVESTMENTS – 2.1% (a)
	MONEY MARKET FUNDS — 2.1% (a)
1,702,160	Fidelity Institutional Government Portfolio,
	Institutional Share Class, 0.270%^	1,702,160
	TOTAL MONEY MARKET FUNDS
	(cost $1,702,160)	1,702,160
	TOTAL INVESTMENTS — 98.6%
	(cost $66,333,575)	79,352,853
	Cash and receivables,
	less liabilities — 1.4%(a)	1,108,435
	TOTAL NET ASSETS — 100.0%	$80,461,288

*	Non-income producing security.
^	Rate shown in the 7-day effective yield September 30, 2016.
(a)	Percentages for the various classifications relate to net assets.
ADR – Unsponsored American Depositary Receipt
L.P. – Limited Partnership
N.V. – Dutch Public Limited Liability Company
NY – New York Registered Security
plc – Public Limited Company
REITs – Real Estate Investment Trusts
S.A. – Societe Anonyme
SP-ADR – Sponsored American Depositary Receipt

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI & S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.  For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2016

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $2,883)	$935,748
Total investment income	935,748
EXPENSES:
Management fees	976,457
Distribution fees	143,885
Transfer agent fees	115,316
Custodian fees	103,420
Administrative services	100,272
Shareholder servicing fees	85,297
Insurance expense	69,853
Accounting services	56,706
Professional fees	47,381
Board of Directors fees	28,000
Registration fees	26,500
Printing and postage expense	25,369
Chief Compliance Officer fees	25,000
Other expenses	12,783
Total expenses	1,816,239
NET INVESTMENT LOSS	(880,491)
NET REALIZED GAIN ON INVESTMENTS	8,310,589
NET CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS	(7,227,971)
NET GAIN ON INVESTMENTS	1,082,618
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$202,127

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2016 and 2015

	2016	2015
OPERATIONS:
Net investment loss	$(880,491)	$(1,055,601)
Net realized gain on investments	8,310,589	18,435,337
Net change in unrealized depreciation on investments	(7,227,971)	(17,280,439)
Net increase in net assets resulting from operations	202,127	99,297
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net capital gains ($3.63788 per share and $18.93395 per share, respectively)	(6,849,459)	(37,422,133)
FUND SHARE ACTIVITIES:
Proceeds from shares issued (91,172 and 198,094 shares, respectively)	4,930,707	12,710,461
Net asset value of shares issued in distributions reinvested (114,964 and 592,591 shares, respectively)	6,523,065	34,891,785
Cost of shares redeemed (717,864 and 926,934 shares, respectively)	(38,684,802)	(58,870,185)
Net decrease in net assets derived from Fund share activities	(27,231,030)	(11,267,939)
TOTAL DECREASE IN NET ASSETS	(33,878,362)	(48,590,775)
NET ASSETS AT THE BEGINNING OF THE YEAR	114,339,650	162,930,425
NET ASSETS AT THE END OF THE YEAR (Includes accumulated net
investment loss of $(709,793) and $(820,037), respectively)	$80,461,288	$114,339,650

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)

	Year Ended September 30,
	2016	2015	2014	2013	2012
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$56.84	$75.86	$71.45	$58.97	$46.50
Income from investment operations:
Net investment loss(1)	(0.49)	(0.49)	(0.49)	(0.14)	(0.19)
Net realized and unrealized gains on investments	0.94	0.40	8.28	13.25	12.66
Total from investment operations	0.45	(0.09)	7.79	13.11	12.47
Less distributions:
Distributions from net capital gains	(3.64)	(18.93)	(3.38)	(0.63)	—
Total from distributions	(3.64)	(18.93)	(3.38)	(0.63)	—
Net asset value, end of year	$53.65	$56.84	$75.86	$71.45	$58.97
TOTAL RETURN	0.48%	(1.00%)	11.01%	22.50%	26.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$80,461	$114,340	$162,930	$205,879	$186,073
Ratio of expenses (after reimbursement) to average net assets	1.86%	1.71%	1.59%	1.58%	1.53%
Ratio of net investment loss to average net assets	(0.90%)	(0.77%)	(0.65%)	(0.21%)	(0.34%)
Portfolio turnover rate	491%	272%	102%	133%	99%

(1) Amount calculated based on average shares outstanding throughout the year.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
September 30, 2016

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the Reynolds Funds, Inc. (the “Company”), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”), as amended. This Company consists of one fund: the Reynolds Blue Chip Growth Fund (the “Fund”). The Company was incorporated under the laws of Maryland on April 28, 1988.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The investment objective of the Fund is to produce long-term growth of capital by investing in a diversified portfolio of common stocks issued by well-established growth companies commonly referred to as “blue chip” companies, as defined in the prospectus.

The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all pricing procedures followed by the Fund.

(a)  Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded (other than The NASDAQ OMX Group, Inc., referred to as “NASDAQ”), or if no sale is reported, the latest bid price. Securities which are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price, or if no

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

(1)	Summary of Significant Accounting Policies — (Continued)

sale is reported, the latest bid price. Short-term investments with maturities of 60 days or less may be valued on an amortized cost basis to the extent it is equivalent to fair value, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument. Amortized cost will not be used if its use would be inappropriate due to credit or other impairments of the issuer. Money market funds are valued at their net asset value per share. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.

Under accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. GAAP establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1—	Valuations based on unadjusted quoted prices in active markets for identical assets.
Level 2—	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3—	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Fund’s investments as of September 30, 2016, based on the inputs used to value them:

Valuation Inputs		Investments in Securities
Level 1—	Common Stocks*	$77,650,693
	Money Market Funds	1,702,160
	Total Level 1	79,352,853
Level 2—	None	—
Level 3—	None	—
Total		$79,352,853

* Please refer to the Schedule of Investments to view common stocks segregated by industry type.

It is the Fund’s policy to recognize transfers between levels at the end of the reporting period. For the year ended September 30, 2016, there were no transfers between levels. The Fund did not invest in any Level 3 securities during the year.

(b)  Investment transactions are accounted for on a trade date basis for financial reporting purposes. Net realized gains and losses on sales of securities are computed on the highest amortized cost basis.

(c)  The Fund records dividend income on the ex-dividend date and interest income on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

(1)	Summary of Significant Accounting Policies — (Continued)

(d)  GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The primary reason for this adjustment is because of net operating losses and equalization. For the year ended September 30, 2016, the following table shows the reclassifications made:

Accumulated Net	Accumulated Undistributed Net
Investment Loss	Realized Gain on Investments	Capital Stock
$990,735	$(1,438,707)	$447,972

(e)  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(f)  No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

(g)  The Fund has reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements as of and for the year ended September 30, 2016. Open tax years are those that are open for exam by taxing authorities and, as of September 30, 2016, open Federal tax years include the tax years ended September 30, 2013 through 2016. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Fund’s Statement of Operations. During the year ended September 30, 2016, the Fund did not incur any interest or penalties. The Fund has no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)  The Fund’s cash is held in accounts with balances which may exceed the amount of related federal insurance.  The Fund has not experienced any loss in such accounts and believes it is not exposed to significant credit risk.

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties —

The Fund has a management agreement with Reynolds Capital Management, LLC (“RCM”), to serve as investment adviser and manager. The sole owner of RCM is Mr. Frederick L. Reynolds. Mr. Reynolds is also an officer and interested director of the Fund. Under the terms of the agreement, the Fund will pay RCM a monthly management fee at the annual rate of 1.00% of the daily net assets.

The agreement further stipulates that RCM will reimburse the Fund for all expenses exceeding 2.00% of its daily average net assets (excluding interest, taxes, brokerage commissions and extraordinary items). The Fund is not obligated to reimburse RCM for any expenses reimbursed in previous fiscal years. No such reimbursements were required for the year ended September 30, 2016.

The Fund has adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund’s average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year, and may be less than the maximum amount allowed by the Plan.

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties — (Continued)

Under the Fund’s organizational documents, each director, officer, employee or other agent of the Fund (including the Fund’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

(3)	Distributions to Shareholders —
Net investment income and net realized gains, if any, for the Fund are distributed to shareholders at least annually and are recorded on the ex-dividend date. Please see Note 5 for more information.
(4)	Investment Transactions —

For the year ended September 30, 2016, purchases and proceeds of sales of investment securities (excluding short-term securities) were $412,922,310 and $431,320,470, respectively.  There were no purchases or sales of U.S. Government securities.

(5)	Income Tax Information —
The following information for the Fund is presented on an income tax basis as of September 30, 2016:

Tax cost of investments	$68,811,228
Gross tax unrealized appreciation	$13,591,683
Gross tax unrealized depreciation	(3,050,058)
Net unrealized appreciation	$10,541,625
Distributable ordinary income	$—
Distributable long term capital gains	6,090,024
Total distributable earnings	$6,090,024
Other accumulated losses	$(945,252)
Total accumulated gain	$15,686,397

The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.
The tax components of dividends paid during the years ended September 30, 2016 and 2015:

September 30, 2016		September 30, 2015
Ordinary Income	Long-Term Capital	Ordinary Income	Long-Term Capital
Distributions	Gains Distributions	Distributions	Gains Distributions
$—	$6,849,459	$2,431,799	$34,990,334

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2016.

As of September 30, 2016, the Fund did not have a post-October capital loss or a capital loss carryforward. The Fund had a late year ordinary loss of $694,763.

Reynolds Blue Chip Growth Fund
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
  Reynolds Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Reynolds Funds, Inc. comprising Reynolds Blue Chip Growth Fund (the “Fund”) as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Reynolds Blue Chip Growth Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio
November 23, 2016

Reynolds Blue Chip Growth Fund
DIRECTORS AND OFFICERS
(Unaudited)

		Term of		# of Funds	Other
	Position(s)	Office and		in Complex	Directorships
Name, Age	Held with	Length of	Principal Occupation(s)	Overseen	Held by Director
and Address	the Fund	Time Served	During Past Five Years	by Director	or Officer

Non-Interested Directors:
Thomas F. Gilbertson, 73	Director	Indefinite term	Mr. Gilbertson is an entrepreneur that owns	1	None
c/o Reynolds Capital		since March	and operates restaurants in Naples, Florida.
Management, LLC		2015
3565 South Las Vegas
Blvd. #403
Las Vegas, NV 89109

Robert E. Stauder, 86	Director	Indefinite term	Mr. Stauder is retired. He was a principal of	1	None
c/o Reynolds Capital		since 1988	Robinson Mills + Williams, an architectural
Management, LLC			and interior design firm, from 1991 until 1996.
3565 South Las Vegas
Blvd. #403
Las Vegas, NV 89109

Interested Director:
Frederick L. Reynolds,* 74	Director,	Indefinite term	Mr. Reynolds is the sole owner of	1	None
Reynolds Capital		since 1988	the Adviser, which business commenced in 1985.
Management, LLC
3565 South Las Vegas	President	One year term
Blvd. #403	and	since 1988
Las Vegas, NV 89109	Treasurer

Other Officer:
N. Lynn Bowley, 58	Chief	At discretion	Mr. Bowley has been a Compliance Officer for	N/A	None
Northern Lights	Compliance	of Board	Northern Lights Compliance Services, LLC,
Compliance Services, LLC	Officer	since 2007	(f/k/a) Fund Compliance Services, LLC, since
17605 Wright Street			2007.
Omaha, NE 68130

*
Mr. Reynolds is the only interested director of the Company as that term is defined in the Investment Company Act of 1940.  Mr. Reynolds is an interested director of the Company by reason of his being an officer of the Company and the sole owner of the investment adviser.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 773-9665 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website at http://www.reynoldsfunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30.  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the Commission’s website.  The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Reynolds Funds, Inc.

PRIVACY POLICY (Unaudited)

We collect the following nonpublic personal information about you:

•	Information we receive from you on or in applications or other forms, correspondence or conversations.
•	Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-773-9665 to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

QUALIFIED DIVIDEND INCOME/DIVIDEND RECEIVED DEDUCTION (Unaudited)

The Fund designated 0% of dividends declared and paid during the year ended September 30, 2016 from net investment income as qualified dividend income under the Jobs Growth and Tax Relief Reconciliation Act of 2003.

Corporate shareholders may be eligible for a dividend received deduction for certain ordinary income distributions paid by the Fund.  The Fund designated 0% of dividends declared and paid during the year ended September 30, 2016 from net investment income as qualifying for the dividends received deduction.  The deduction is a pass through of dividends paid by domestic corporations (i.e. only equities) subject to taxation.

REYNOLDS BLUE CHIP GROWTH FUND
c/o U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
www.reynoldsfunds.com

Board of Directors
THOMAS F. GILBERTSON
FREDERICK L. REYNOLDS
ROBERT E. STAUDER

Investment Adviser
REYNOLDS CAPITAL MANAGEMENT, LLC
3565 South Las Vegas Boulevard, #403
Las Vegas, Nevada 89109

Transfer Agent,
Dividend Disbursing Agent,
Administrator and Accountant
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-773-9665
or 1-800-7REYNOLDS

Custodian
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Independent Registered Public Accounting Firm
COHEN & COMPANY, LTD.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Distributor
RAFFERTY CAPITAL MARKETS, LLC
1010 Franklin Avenue
Garden City, New York 11530

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

File:  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2016	FYE 9/30/2015
Audit Fees	15,500	15,000
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2016	FYE 9/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2016	FYE 9/30/2015
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Reynolds Funds, Inc.

By (Signature and Title)*    /s/Frederick L. Reynolds
Frederick L. Reynolds, President and Treasurer

Date     November 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Frederick L. Reynolds
Frederick L. Reynolds, President and Treasurer

Date     November 29, 2016

* Print the name and title of each signing officer under his or her signature.